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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                         Date of Report: October 1, 1999
                        (Date of earliest event reported)



                              LTC HEALTHCARE, INC.
             (Exact name of registrant as specified in its charter)

            NEVADA                        1-14151                91-1895305
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)



                         300 ESPLANADE DRIVE, SUITE 1865
                            OXNARD, CALIFORNIA 93030
          (Address of principal executive offices, including zip code)


                                 (805) 981-8659
              (Registrant's telephone number, including area code)

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This report amends the Current Report on Form 8-K dated as of October 1, 1999 for LTC Healthcare, Inc. to report the Company's commencement of long-term care operations under Item 5. Other Events. The commencement of long-term care operations was previously reported under Item 2. Acquisition of Assets. This report also reports the subsequent disposition of 51% of the common stock of LTC Healthcare Acquisition Company, Inc. ("Acquisition Co.").

ITEM 5.  OTHER EVENTS

On September 1, 1999 the Company entered into operating leases with LTC and began operating six skilled nursing facilities that were previously operated by Mariner Post-Acute Networks, Inc. The facilities are located in Iowa and have a total of 448 licensed beds. Net patient revenues and operating income generated by the operations of skilled nursing facilities for the month of September 1999 were $996,000 and $72,000, respectively.

Effective October 1, 1999, the Company entered into operating leases with LTC Properties, Inc. ("LTC") and began operating six skilled nursing facilities which were previously operated by a subsidiary of Sun Healthcare Group, Inc. ("Sun"). In addition, effective October 1, 1999, the Company entered into operating leases with LTC, on three skilled nursing facilities that were previously operated by NewCare Health Corporation ("NewCare"). The facilities are located in six states and have 1,119 licensed beds.

On September 30, 1999, the Company created LTC Healthcare Acquisition Company, Inc. ("Acquisition Co."). Acquisition Co was formed exclusively for the purchase of the NewCare assets discussed below. Subsequently, effective October 1, 1999 in an auction held by the Bankruptcy Court, the Acquisition Co. purchased three skilled nursing facilities and one hospital, a partnership interest in a skilled nursing facility and leasehold interests in eight skilled nursing facilities and one assisted living faciltiy. All of the properties were formerly owned and/or operated by NewCare. Acquisition Co. acquired these assets and the related accounts receivable for a purchase price of approximately $13 million. The purchase price was entirely financed though a loan to Acquisition Co. by the lender who provided debtor in possession financing to NewCare. In addition, Acquisition Co. received a $5 million working capital line of credit from the same lender. The $13 million acquisition loan and the $5 million working capital line of credit are non-recourse to the Company and are only secured by the assets of Acquisition Co. Three of these facilities are leased from LTC. The 14 facilities are located in five states and have a total of 1,192 licensed beds.

Effective October 1, 1999, the Company entered into a management agreement with a third party operator of long-term care facilities for the operation of the nine facilities discussed above that were formerly operated by Sun and NewCare. Separately, Acquisition Co. entered into a management agreement with the same third party operator for the operation of the 14 facilities discussed above that were formerly operated by NewCare.

Subsequently, on December 31, 1999, the Company sold 51% of the outstanding common stock of Acquisition Co. to a third party. The board of directors of Acquisition Co. is a two member board consisting of the 51% shareholder and the Company's President and CFO.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not required.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not required.

         (c)      EXHIBITS.

                  10.1 Secured Term Note, dated as of September 30, 1999, by and between LTC Healthcare of Atlanta, Inc., LTC Healthcare of Bonner Springs, Inc., LTC Healthcare of Chicopee, Inc., LTC Healthcare of Coffeyville, Inc., LTC Healthcare of Converse, Inc., LTC Healthcare of Fort


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                           Valley, Inc., LTC Healthcare of Gardner, Inc.,
                           LTC Healthcare of Holyoke, Inc., LTC Healthcare of Jessup, Inc., LTC Healthcare of New Port Richey, Inc., LTC Healthcare of Salina, Inc., LTC Healthcare of Shepard, Inc., LTC Healthcare of South Hadley, Inc., LTC Healthcare of Springfield, Inc., LTC Healthcare of Statesboro, Inc., LTC Healthcare of Tyler, Inc., LTC Healthcare of Whigham, Inc., LTC Healthcare Receivables, Inc., LTC Healthcare Acquisition Company, Inc. and Heller Healthcare Finance, Inc. *

                  10.2 Revolving Credit Note, dated as of September 30, 1999, by and between LTC Healthcare of Atlanta, Inc., LTC Healthcare of Bonner Springs, Inc., LTC Healthcare of Chicopee, Inc., LTC Healthcare of Coffeyville, Inc., LTC Healthcare of Converse, Inc., LTC Healthcare of Fort Valley, Inc., LTC Healthcare of Gardner, Inc., LTC Healthcare of Holyoke, Inc., LTC Healthcare of Jessup, Inc., LTC Healthcare of New Port Richey, Inc., LTC Healthcare of Salina, Inc., LTC Healthcare of Shepard, Inc., LTC Healthcare of South Hadley, Inc., LTC Healthcare of Springfield, Inc., LTC Healthcare of Statesboro, Inc., LTC Healthcare of Tyler, Inc., LTC Healthcare of Whigham, Inc., LTC Healthcare Receivables, Inc., LTC Healthcare Acquisition Company, Inc. and Heller Healthcare Finance, Inc. *

                  10.3 Loan and Security Agreement dated as of September 30, 1999, by and between LTC Healthcare of Atlanta, Inc., LTC Healthcare of Bonner Springs, Inc., LTC Healthcare of Chicopee, Inc., LTC Healthcare of Coffeyville, Inc., LTC Healthcare of Converse, Inc., LTC Healthcare of Fort Valley, Inc., LTC Healthcare of Gardner, Inc., LTC Healthcare of Holyoke, Inc., LTC Healthcare of Jessup, Inc., LTC Healthcare of New Port Richey, Inc., LTC Healthcare of Salina, Inc., LTC Healthcare of Shepard, Inc., LTC Healthcare of South Hadley, Inc., LTC Healthcare of Springfield, Inc., LTC Healthcare of Statesboro, Inc., LTC Healthcare of Tyler, Inc., LTC Healthcare of Whigham, Inc., LTC Healthcare Receivables, Inc., LTC Healthcare Acquisition Company, Inc. and Heller Healthcare Finance, Inc. *

                  10.4 Agreement to Provide Management Services dated as of September 30, 1999 by and between Senior Care Management Group, LLC and LTC Healthcare of Atlanta, Inc., LTC Healthcare of Bonner Springs, Inc., LTC Healthcare of Chicopee, Inc., LTC Healthcare of Coffeyville, Inc., LTC Healthcare of Converse, Inc., LTC Healthcare of Fort Valley, Inc., LTC Healthcare of Gardner, Inc., LTC Healthcare of Holyoke, Inc., LTC Healthcare of Jessup, Inc., LTC Healthcare of New Port Richey, Inc., LTC Healthcare of Salina, Inc., LTC Healthcare of Shepard, Inc., LTC Healthcare of South Hadley, Inc., LTC Healthcare of Springfield, Inc., LTC Healthcare of Statesboro, Inc., LTC Healthcare of Tyler, Inc., LTC Healthcare of Whigham, Inc., LTC Healthcare Receivables, Inc. and LTC Healthcare Acquisition Company, Inc. *

                  10.5 Agreement to Provide Management Services dated as of September 30, 1999 by and between Senior Care Management Group LLC and LTC Healthcare, Inc., LTC Healthcare of Venice, Inc., LTC Healthcare of Crawfordville, Inc., LTC Healthcare of Olathe, Inc., LTC Healthcare of Tiptonville, Inc., LTC Healthcare of Roberta, Inc., LTC Healthcare of Jonesboro, Inc., LTC Healthcare of Richmond, Inc., LTC Healthcare of Tappahannock, Inc. and LTC Healthcare of Fayetteville, Inc.*

                  *        Previously filed


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     LTC HEALTHCARE, INC.


Date:  January 17, 2000              /s/ JAMES J. PIECZYNSKI
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                                     James J. Pieczynski
                                     President and Chief Financial Officer





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